Exhibit 10.13

Project Maryland - Fixed Rate

PROMISSORY NOTE

Maturity Date:                              The Payment Date in July, 2016.

THIS PROMISSORY NOTE (this “Note”), is made as of June 14, 2006 by the undersigned, as borrower (“Borrower”), in favor of WACHOVIA BANK, NATIONAL ASSOCIATION and its successors or assigns, as lender (“Lender”).

R  E  C  I  T  A  L  S:

A.                                   This Note evidences a portion of the loan (the “Loan”) made by Lender to Borrower in the original principal amount of                                      AND NO/100 DOLLARS ($                      .00) (the “Loan Amount”) and secured by, inter alia, a certain mortgage or deed of trust and deed to secure debt (as same may hereafter be amended, modified or supplemented, collectively, the “Security Instrument”) from Borrower and certain Affiliates of Borrower, as grantor, in favor of and for the benefit of Lender, as lender, as security for the Loan and the other Loan Documents;

B.                                     Borrower and Lender intend these Recitals to be a material part of this Note.

NOW, THEREFORE, FOR VALUE RECEIVED, Borrower does hereby covenant and promise to pay to the order of Lender, without any counterclaim, setoff or deduction whatsoever, on the Maturity Date (as hereinafter defined), in immediately available funds, at Commercial Real Estate Services, 8739 Research Drive URP 4, NC 1075, Charlotte, North Carolina 28262 or at such other place as Lender may designate to Borrower in writing from time to time, in legal tender of the United States of America, the Loan Amount and all other amounts due or becoming due hereunder, to the extent not previously paid in accordance herewith, together with all interest accrued thereon through the date the Loan is repaid in full, at the rate of     % per annum (the “Interest Rate”) to be computed on the basis of the actual number of days elapsed in a 360 day year, on so much of the Loan Amount as is from time to time outstanding on the first day of the applicable Interest Accrual Period (as hereinafter defined).

SECTION 1.                                DEFINITIONS

Defined terms in this Note shall include in the singular number the plural and in the plural number the singular.  All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Security Instrument.

SECTION 2.                                PAYMENTS AND LOAN TERMS

Section 2.1.                                   Interest and Amortization Payments.

(a)                                  If the advance of the Loan Amount evidenced by this Note is made on a date other than a Payment Date, Borrower shall pay to Lender contemporaneously with the execution hereof interest at the Interest Rate for a period from the date hereof through and including the end of the calendar month in which the Loan Amount is advanced.  Commencing on the Payment Date occurring in August 2006 and on each Payment Date thereafter through and including the Payment Date occurring in January 2010, Borrower shall pay to Lender an amount equal to all accrued and unpaid interest on this Note.  Commencing on the Payment Date occurring in February, 2010 (“Amortization Commencement Date”), and on each Payment Date thereafter until this Note is paid in full on the Maturity Date or otherwise, an amount equal to the Monthly Debt Service Payment in the amount of $                         shall be due and payable, which amount represents principal installments (“Principal Payments”), together with interest, irrespective of whether or not any voluntary or involuntary prepayments of principal have been made.  The entire outstanding principal balance, to the extent not theretofore paid, together with all accrued but unpaid interest thereon and any other amounts due hereunder shall be due and payable on the Payment Date in July, 2016 (the “Maturity Date”).  All payments due hereunder shall be made without any counterclaim, setoff or deduction whatsoever.

(b)                                 To the extent any Interest Shortfall shall occur, except as otherwise provided in Section 3.2 hereof, such Interest Shortfall shall accrue additional interest at the Default Rate.

(c)                                  To the extent Payments (as hereinafter defined) are or become due and payable under this Note or under any of the other Loan Documents on a day (the “Due Date”) which is not a Business Day, such Payments are and shall be due and payable on the first Business Day immediately following the Due Date for such Payments.  In the event that any Payment is received after 2:00 p.m. Eastern Time on any day, it shall be deemed received and paid on the subsequent Business Day.

Section 2.2.                                   Application of Payments.

(a)                                  Each and every payment (a “Payment”) made by Borrower to Lender in accordance with the terms of this Note and/or the terms of any one or more of the other Loan Documents and all other proceeds received by Lender with respect to the Debt, shall be applied as follows:

(1)                                  Payments other than Unscheduled Payments shall be applied (i) first, to all Late Charges, Default Rate Interest or other premiums and other sums payable hereunder or under the other Loan Documents (other than those sums included in clauses (ii) and (iii) of this Section 2.2(a)(1)) in such order and priority as determined by Lender in its sole discretion, (ii) second, to all interest (other than Default Rate Interest) which shall be due and payable with respect to the Loan Amount pursuant to the terms hereof as of the date the Payment is received (including any Interest Shortfalls and interest thereon to the extent permitted by applicable law), (iii) third, on and after the Amortization Commencement Date, taking into account the respective date of such Payments, to the Loan Amount until the Loan

Amount has been amortized in accordance with a thirty (30) year amortization schedule and (iv) fourth, on the Maturity Date, to the Loan Amount until the Loan Amount has been paid in full.

(2)                                  Unscheduled Payments shall be applied at the end of the Interest Accrual Period in which such Unscheduled Payments are received as a principal prepayment of the Loan Amount to amortize the Loan Amount.

(b)                                 To the extent that Borrower makes a Payment or Lender receives any Payment or proceeds for Borrower’s benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the obligations of Borrower hereunder intended to be satisfied shall be revived and continue as if such Payment or proceeds had not been received by Lender.

Section 2.3.                                   Prepayments.

The Debt may not be prepaid, in whole or in part, except as set forth in Article XV of the Security Instrument.

SECTION 3.                                DEFAULTS

Section 3.1.                                   Events of Default.

This Note is secured by, among other things, the Security Instrument which specifies various Events of Default, upon the happening of which all or portions of the sums owing under this Note may be declared immediately due and payable as more specifically provided therein.  Each Event of Default under the Security Instrument or any one or more of the other Loan Documents shall be an Event of Default hereunder.

Section 3.2.                                   Remedies.

If an Event of Default shall occur hereunder or under any other Loan Document, the Principal Amount and, to the extent permitted by applicable law, all accrued but unpaid interest on the Principal Amount shall, commencing on the date of the occurrence of such Event of Default, at the option of Lender, immediately and without notice to Borrower, accrue interest at the Default Rate until such Event of Default is cured or if not cured or such cure is not accepted by Lender, until the repayment of the Debt.  The foregoing provision shall not be construed as a waiver by Lender of its right to pursue any other remedies available to it under the Security Instrument, or any other Loan Document, nor shall it be construed to limit in any way the application of the Default Rate.

SECTION 4.                                EXCULPATION

Section 4.1.                                   Exculpation.

Notwithstanding anything to the contrary contained in this Note or the other Loan Documents, the obligations of Borrower hereunder shall be non-recourse except with respect to the Property, and as otherwise provided in Section 18.32 of the Security Instrument, the terms of which are incorporated herein.

SECTION 5.                                MISCELLANEOUS

Section 5.1.                                   Further Assurances.

Borrower shall execute and acknowledge (or cause to be executed and acknowledged) and deliver to Lender all documents, and take all actions, required by Lender from time to time to confirm the rights created or intended to be created under this Note and the other Loan Documents, to protect and further the validity, priority and enforceability of this Note and the other Loan Documents, to subject to the Loan Documents any property of Borrower intended by the terms of any one or more of the Loan Documents to be encumbered by the Loan Documents, or to otherwise carry out the purposes of the Loan Documents and the transactions contemplated thereunder; provided, however, that no such further actions, assurances and confirmations shall increase Borrower’s obligations under this Note or any other Loan Documents.

Section 5.2.                                   Modification, Waiver in Writing.

No modification, amendment, extension, discharge, termination or waiver (a “Modification”) of any provision of this Note, the Security Instrument or any one or more of the other Loan Documents, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.  Except as otherwise expressly provided herein, no notice to, or demand on, Borrower shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.  Lender does not hereby agree to, nor does Lender hereby commit itself to, enter into any Modification.

Section 5.3.                                   Costs of Collection.

Borrower agrees to pay all costs and expenses of collection incurred by Lender, in addition to principal, interest and late or delinquency charges (including, without limitation, reasonable attorneys’ fees and disbursements) and including all costs and expenses incurred in connection with the pursuit by Lender of any of its rights or remedies referred to in Section 3 hereof or its rights or remedies referred to in any of the Loan Documents or the protection of or realization of collateral or in connection with any of Lender’s collection efforts, whether or not suit on this Note, on any of the other Loan Documents or any foreclosure proceeding is filed, and all such costs and expenses shall be payable on demand, together with interest at the Default Rate thereon, and also shall be secured by the Security Instrument and all other collateral at any time held by Lender as security for Borrower’s obligations to Lender.

Section 5.4.                                   Maximum Amount.

(a)                                  It is the intention of Borrower and Lender to conform strictly to the usury and similar laws relating to interest and the collection of other charges from time to time in force, and all agreements between Borrower and Lender, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid in the aggregate to Lender as interest or other charges hereunder or under the other Loan Documents or in any other security agreement given to secure the Debt, or in any other document evidencing, securing or pertaining to the Debt, exceed the maximum amount permissible under applicable usury or such other laws (the “Maximum Amount”).  If under any circumstances whatsoever fulfillment of any provision hereof, or any of the other Loan Documents, at the time performance of such provision shall be due, shall involve transcending the Maximum Amount, then ipso facto, the obligation to be fulfilled shall be reduced to the Maximum Amount.  For the purposes of calculating the actual amount of interest or other charges paid and/or payable hereunder, in respect of laws pertaining to usury or such other laws, all charges and other sums paid or agreed to be paid hereunder to the holder hereof for the use, forbearance or detention of the Debt, outstanding from time to time shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of all of the Debt, so that the actual rate of interest on account of the Debt is uniform through the term hereof.  The terms and provisions of this Section 5.4 shall control and supersede every other provision of all agreements between Borrower or any endorser and Lender.

(b)           If under any circumstances Lender shall ever receive an amount which would exceed the Maximum Amount, such amount shall be deemed a payment in reduction of the Loan Amount owing hereunder and any other obligation of Borrower in favor of Lender, and shall be so applied in accordance with Section 2.2 hereof, or if such excessive interest exceeds the unpaid balance of the Loan Amount and any other obligation of Borrower in favor of Lender, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Borrower.

Section 5.5.                                   Waivers.

Borrower hereby expressly and unconditionally waives presentment, demand, protest, notice of protest or notice of any kind, including, without limitation, any notice of intention to accelerate and notice of acceleration, except as expressly provided herein, and in connection with any suit, action or proceeding brought by Lender on this Note, any and every right it may have to (a) a trial by jury, (b) interpose any counterclaim therein (other than a counterclaim which can only be asserted in the suit, action or proceeding brought by Lender on this Note and cannot be maintained in a separate action) and (c) have the same consolidated with any other or separate suit, action or proceeding.

Section 5.6.                                   Governing Law.

This Note and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America.

Section 5.7.                                   Headings.

The Section headings in this Note are included herein for convenience of reference only and shall not constitute a part of this Note for any other purpose.

Section 5.8.                                   Assignment.

Lender shall have the right to transfer, sell and assign this Note, the Security Instrument and/or any of the other Loan Documents or any interest therein, and the obligations hereunder, to any Person.  All references to “Lender” hereunder shall be deemed to include the assigns of the Lender.

Section 5.9.            Severability.

Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

Section 5.10.          Joint and Several.

If Borrower consists of more than one Person or party, the obligations and liabilities of each such Person or party hereunder shall be joint and several.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Note has been duly executed by the Borrower the day and year first written above.

BORROWER:

RLJ II – C HAMMOND, LLC,
a Delaware limited liability company

By:
Name: Thomas J. Baltimore, Jr.
Title: President

ALLONGE TO PROMISSORY NOTE

Allonge to Promissory Note, dated as of                  , 200  , made by                                                    , a                                                 in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, in the original principal amount of                                AND NO/100 DOLLARS ($              .00).

ENDORSEMENT

Pay to the order of                                                                                             , without recourse or warranty.

Dated: , 200

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title: